                                                                    Exhibit 10.1

                         REAL ESTATE PURCHASE AGREEMENT

                                 BY AND BETWEEN

                       CITY CENTER WEST DEVELOPMENT, LLC

                                      AND

                         TRIPLE NET PROPERTIES, L.L.C.

                                October 3O, 2001

                                TABLE OF CONTENTS




                                                                            Page
                                                                            ----

 1.  Termination of Prior Agreement; Revised Agreement of Purchase
      and Sale .............................................................  1

 2.  Purchase Price; Earnest Money..........................................  2

 3.  Title..................................................................  4

 4.  Due Diligence Materials................................................  5

 5.  Purchaser's Investigation .............................................  6

 6.  Tenant Estoppel Certificates/Contact with Tenants......................  8

 7.  Subdivision of Property................................................  9

 8.  Financing Contingency.................................................. 11

 9.  Closing ............................................................... 11

10.  No Recordation/No Survival ............................................ 16

11.  Representations and Warranties......................................... 17

12.  Condemnation .......................................................... 19

13.  Casualty .............................................................. 20

14.  Default................................................................ 21

15.  Notices ............................................................... 21

16.  Time of Essence........................................................ 22

17.  Governing Law ......................................................... 22

18.  Counterparts........................................................... 22

19.  Captions............................................................... 22

20.  Assignability ......................................................... 22

21.  Binding Effect ........................................................ 22

22.  Modifications; Waiver.................................................. 22

23.  Entire Agreement; Exhibits............................................. 23

24.  Partial Invalidity .................................................... 23

25.  No Third Party Rights.................................................. 23

26.  Brokers................................................................ 23

27.  Non-business Days ..................................................... 23

28.  Attorneys' Fees ....................................................... 24

29.  Negotiated Provisions.................................................. 24

30.  Confidentiality........................................................ 24

31.  Further Instruments ................................................... 24

                             LIST OF MATERIAL DATES

Effective Date:                   October      , 2001
                                          -----

Estoppel Deadline:                     , 2001 (30 days after Estoppel Delivery
                                  -----
                                  Date)

Submission of Preliminary Plat
And Subdivision Documents:        November      , 2001 (10 business days after
                                           -----
                                  Effective Date)

Building B Target Closing Date:   December 20 10, 2001

Building A Target Closing Date:   January 30, 2002

                         REAL ESTATE PURCHASE AGREEMENT

     THIS REAL ESTATE PURCHASE AGREEMENT ("Agreement") is entered into as of this 30th day of October, 2001, between CITY CENTER WEST DEVELOPMENT, LLC, a Nevada limited liability company ("Seller"), and TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company ("Purchaser").

                                    Recitals

          This Agreement is made with reference to the following facts:

     A. Pursuant to a Real Estate Purchase Agreement dated as of July 11, 2001, as amended by a First Amendment to Real Estate Purchase Agreement dated as of August 10, 2001 (collectively, the "Prior Agreement"), Seller agreed to sell, and Purchaser agreed to purchase, the "Property" (as hereinafter defined) located in Clark County, Nevada. The Prior Agreement has terminated in accordance with its terms and is no longer of any force or effect.

     B. Seller and Purchaser now desire to confirm the termination of the Prior Agreement and to memorialize their subsequent agreements with respect to the purchase and sale of the Property on the terms and conditions set forth herein.

                                   Agreement

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Seller and Purchaser hereby agree as follows:

     1. Termination of Prior Agreement; Revised Agreement of Purchase and Sale.
        ----------------------------------------------------------------------
Seller and Purchaser hereby acknowledge and agree that the Prior Agreement has terminated and is of no further force or effect, and further acknowledge and agree that all of the terms and conditions pursuant to which the Property shall be conveyed to Purchaser are set forth in this Agreement. Subject to the terms and conditions hereinafter set forth and for the consideration stated herein, Seller agrees to sell and Purchaser agrees to purchase the following:

          (i) All that certain tract or parcel of land located in Clark County, Nevada, as more particularly described in Exhibit A-1 attached and made a part
                                          -----------
hereof and having a a street address of 7201 and 7251 West Lake Mead Boulevard, Las Vegas, Nevada (the "Land");

          (ii) The two (2) office buildings, each containing approximately 105,962 square feet of area (each, a "Building", and collectively, the "Buildings"), and the parking structure and other improvements located on the Land (the "Improvements");

          (iii) Any and all hereditaments, easements, appendages, ways, privileges and appurtenances, if any, belonging to or inuring to the benefit of Seller or the Land or pertaining to the Land; any strips or gores adjoining or adjacent to the Land; any land lying in the bed of any street, road, avenue, way or boulevard, open or proposed, in front of or adjoining the Land; any award for damage to the Land attributable to periods from and after the '"Effective Date" (as hereinafter defined) by reason of any change of grade in any street, road, avenue, way or boulevard (collectively, the "Additional Land Rights");

          (iv) Any and all building equipment, leasehold improvements; safety equipment; electrical fixtures, systems and equipment; plumbing fixtures, systems and equipment; heating fixtures, systems and equipment; and air conditioning fixtures, systems and equipment to the extent the same are owned by Seller and used in connection with the ownership, maintenance or operations of the Improvements, subject to depletions, replacements and additions in the ordinary course of maintaining and operating the Improvements (collectively, the "Building Equipment");

          (v) All of Seller's interest in and to all space leases affecting the Land or Improvements and any security deposits held by Seller in connection therewith (the "Leases");

          (vi) All of Seller's right, title and interest in and to all assignable contracts and agreements relating to the upkeep, repair, maintenance or operation of said property which by their terms extend beyond the applicable "Closing Date" (as hereinafter defined), hereunder (collectively, the "Contracts"); and

          (vii) All of Seller's right, title and interest in and to all assignable warranties, guaranties, permits, licenses and other tangible and intangible rights, if any, issued to or owned by Seller in connection with the "Real Property" (as hereinafter defined) and the Building Equipment, including the right to use the name "City Center West" in connection with the ownership and operation of the Real Property, to the extent that the same are assignable (the "Intangible Property").

     The property and interests described in Sections 1(i) through 1(vii) above are hereinafter sometimes collectively referred to as the "Property". The Land, Improvements and Additional Land Rights are referred to herein collectively as the "Real Property". The Building Equipment, Leases, Contracts and Intangible Property are referred to herein collectively as the "Personal Property".

     2. Purchase Price; Earnest Money. The purchase price (the "Building A
        -----------------------------
Purchase Price") payable by Purchaser for the portion of the Property consisting of the parcel of Land and the Building identified on Exhibit A-2 attached hereto as
                                              -----------
"Building A" and all Improvements and other appurtenances related thereto (hereinafter referred to as the "Building A Parcel"), together with the parcel of Land and Improvements identified on Exhibit A-2 attached hereto as "Parcel C"
                                       -----------
(hereinafter referred to as "Parcel C") shall be Twenty-one Million Six Hundred Seventy Thousand and No/100 Dollars ($21,670,000.00). The purchase price (the "Building B Purchase Price") payable by Purchaser for the portion of the Property consisting of the parcel of Land and the Building identified on Exhibit
                                                                         -------
A-2 attached hereto as "Building B" and all Improvements and other appurtenances
---
related thereto (hereinafter referred to as the "Building B Parcel") shall be Twenty Million Eight Hundred Thousand and No/100 Dollars ($20,800,000.00). The Building A Purchase Price and the Building B Purchase Price (collectively, the "Purchase Price") shall be paid by Purchaser as follows:

          (a) Initial Earnest Money. The parties hereby acknowledge and agree
              ---------------------
that pursuant to the terms of the Prior Agreement, Purchaser has previously deposited into escrow with Commonwealth Land Title Company at its offices located at 350 Commerce Street, Suite 150, Irvine, California 92602 Attention:
Michelle Mesh ("Title Company"), the sum of One Hundred Thousand and No/100 Dollars ($100,000.00), which sum is hereinafter referred to as the "Prior Deposit" and which continues to be held by Title Company. Not later than two business days following Purchaser's execution of this Agreement, Purchaser shall deposit with Title Company a fully executed original of this Agreement, together with the additional sum of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) which, together with the Prior Deposit and all interest accrued thereon shall be held as Purchaser's initial earnest money deposit hereunder (the "Initial Earnest Money"). The Initial Earnest Money shall be non-refundable to Purchaser in all instances other than as a result of (1) Seller's failure to convey title to the Building B Parcel to Purchaser at the "Building B Closing" (as hereinafter defined), or (ii) a termination of this Agreement pursuant to Sections 6, 7, 12 or 13 below. In the event that Purchaser does not deliver a "Termination Notice" (as hereinafter defined) in the time and manner required pursuant to Section 8 below, not later than 5:00 p.m. on the next business day following the "Financing Deadline" (as hereinafter defined), Purchaser shall deposit with Title Company the additional sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) which, together with the Initial Earnest Money and all interest accrued thereon shall be held as Purchaser's earnest money deposit against the Building B Purchase Price (the "Building B Deposit"). The entire Building B Deposit, in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), plus interest accrued thereon, shall be non-refundable to Purchaser in all instances other than as a result of (i) Seller's failure to convey title to the Building B Parcel to Purchaser at the Building B Closing, or
(ii) a termination of this Agreement pursuant to Sections 6, 7, 12 or 13 below, but shall be applied to the Building B Purchase Price at the Building B
Closing.

          (b) Additional Earnest Money. As a condition precedent to Purchaser's
              ------------------------
right to purchase the Building B Parcel, not later than one (1) business day prior to the "Building B Closing Date" (as hereinafter defined), Purchaser shall deposit with

Title Company the additional sum of Three Million and No/100 Dollars ($3,000,000.00), hereinafter referred to as the "Additional Deposit," which, together with all interest accrued thereon shall be held as Purchaser's earnest money deposit against the Building A Purchase Price (the "Additional Earnest Money"). Contemporaneously with Purchaser's delivery of the Additional Deposit, Purchaser shall also deliver to Title Company irrevocable instructions authorizing the release of Two Million and No/100 Dollars ($2,000,000.00) from the Additional Deposit (the "Released Deposit") to Seller at the Building B Closing. The Released Deposit shall be non-refundable to Purchaser in all instances other than as a result of (i) Seller's failure to convey title to the Building A Parcel to Purchaser at the "Building A Closing" (as hereinafter defined), or (ii) a termination of this Agreement pursuant to Sections 12 or 13 below, but, together with the balance of the Additional Earnest Money, shall be applied to the Building A Purchase Price at the Building A Closing. Purchaser's failure to timely deliver the Additional Deposit as required hereunder shall constitute an incurable event of default by Purchaser hereunder, in which event the Building B Deposit shall be immediately released to Seller, this Agreement shall be deemed terminated and of no further force or effect whatsoever (except for those obligations hereunder which expressly survive termination of this Agreement), and thereafter the parties shall be relieved of any further obligation or liability to the other with respect to the purchase and sale of the Property.

          (c) Investment of Earnest Money. Title Company shall hold the Initial
              ---------------------------
Earnest Money, the Building B Deposit and the Additional Earnest Money (collectively, the "Earnest Money") in the highest available interest bearing account meeting the liquidity requirements of this Agreement at a federally insured banking institution.

          (d) Balance of Purchase Price. Purchaser shall pay the balance of the
              -------------------------
Building B Purchase Price, in the amount of Twenty Million Three Hundred Thousand and No/100 Dollars ($20,300,000.00), subject to the adjustments and prorations and obligations of each party as set forth in this Agreement, in full to Seller at the Building B Closing in United States currency by way of electronic transfer of funds. Purchaser shall pay the balance of the Building A Purchase Price, in the amount of Eighteen Million Six Hundred Seventy Thousand and No/100 Dollars ($18,670,000.00), subject to the adjustments and prorations and obligations of each party as set forth in this Agreement, in full to Seller at the Building A Closing in United States currency by way of electronic transfer of funds.

     3. Title.
        -----

          (a) Title Commitment & Survey. Purchaser acknowledges and agrees that
              -------------------------
pursuant to the Prior Agreement, Purchaser has obtained from Title Company an Owner's Commitment for an ALTA Title Insurance Policy issued by Title Company in the amount of the Purchase Price, together with legible copies of all instruments referred to therein (collectively the "Title Commitment"), and has obtained from Seller the most recent survey of the Property and Improvements in Seller's possession or immediate control (the "Survey"). Purchaser hereby approves and accepts the condition of title to the Property, as disclosed by the Title Commitment and the Survey. Seller shall pay the base cost of the title policy contemplated by the Title Commitment (the "Title Policy"). Purchaser shall pay the cost of any update it desires to the Survey. Purchaser shall pay the cost of any endorsements to the Title Policy. Seller shall cooperate with Purchaser to obtain deletion of the standard printed title exceptions from the Title Policy, provided such assistance results in no additional cost to Seller. All matters disclosed in the Title Commitment and the Survey shall be "Permitted Matters". The Real Property shall be conveyed to Purchaser by Seller subject to all Permitted Matters, including, but not limited to the following matters (collectively the "Permitted Exceptions"):

          (1) building restrictions, zoning regulations and all other applicable laws heretofore or hereafter adopted by any public authority relating to the Real Property;

          (2) taxes and assessments for the applicable year of Closing and subsequent years which are not yet due or payable;

          (3)  any matters arising by, through or under Purchaser; and

          (4)  all rights of the tenants under the Leases.

     4. Due Diligence Materials. Purchaser further acknowledges and agrees that
        -----------------------
pursuant to the Prior Agreement, Seller has delivered to Purchaser copies of each of the following documents and records, to the extent the same are in Seller's possession or immediate control:

          (i) the Leases (including any amendments or modifications thereto), the current rent roll applicable to the Real Property, and any aging reports maintained by Seller with respect to the Real Property

          (ii) any and all environmental, ADA, mechanical, electrical, structural, soils or other similar reports studies or evaluations covering any portion of the Property;

          (iii) "as-built" plans and specifications for the Improvements;

          (iv) rental and operational expense records relating to the Property for the period of its operation (specifically excluding construction records);

          (v)  real and personal property tax bills for the current year;

          (vi) a schedule of pending or, to the knowledge of Seller (as defined pursuant to Section 10 below), threatened litigation affecting the Property or which otherwise might have a materially adverse affect on Seller's ability to perform its obligations hereunder;

          (vii) an inventory of any tangible personal property to be conveyed to Purchaser hereunder; and

          (viii) the Contracts, to the extent the same are to be assigned to Purchaser at Closing.

     Seller further agrees to make available for inspection by Purchaser or otherwise provide to Purchaser the additional items more particularly described on Exhibit B attached hereto. The information supplied to or made available to
   ---------
Purchaser by Seller as provided in this Section 4 or in Section 3 above (collectively and together with the Title Documents, the "Due Diligence Materials") shall not be released or disclosed to any other parties other than the United States Securities and Exchange Commission (the "SEC") and the Virginia State Corporations Commission (the "SCC"), if required in connection with Purchaser's fulfillment of its SEC or SCC reporting requirements, and Purchaser's brokers, tenants in common, accountants, attorneys, lenders or other consultants directly involved in evaluating the Property in connection with Purchaser's due diligence "Investigations and Tests" (as hereinafter defined) of the Property made pursuant to the Prior Agreement or hereunder prior to the applicable Closing unless and until the transactions contemplated by this Agreement have closed, without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed. If this transaction is not closed for any reason, then Purchaser shall refrain, and shall cause its agents, representatives and accountants to refrain, from disclosing all such information to any other party. Purchaser shall defend, indemnify and hold harmless Seller (which indemnification shall survive the applicable Closing or the termination or expiration of this Agreement, whichever shall occur) from and against all loss, damage or expense sustained or incurred by Seller by reason of any unauthorized disclosure of such information. Except as specifically set forth in Section 9(a) hereof, Purchaser acknowledges that Seller makes no warranties or representations regarding the adequacy, accuracy or completeness of the Due Diligence Materials and that it is relying on the expertise of the professionals preparing the same and upon its own investigations.

     5. Purchaser's Investigation.
        -------------------------

          (a) Approval of Investigations and Tests. Purchaser hereby
              ------------------------------------
acknowledges and agrees that pursuant to the Prior Agreement, Purchaser has been afforded the opportunity to make such investigations and tests of the Property, including, without limitation, (i) reviewing the Due Diligence Materials; (ii) inspecting, surveying, making engineering, architectural and environmental studies, including potential Phase I and Phase II environmental assessments, assessments and/or audits, testing the soil, soil compaction and grading elevation, and otherwise determining the condition of the Property and prior uses of the Property; (iii) reviewing applicable zoning and building code ordinances, rules and regulations; (iv) determining that utility services, including, without limitation, water, storm sewer, sanitary sewer, gas, electricity, cable television and telephone are available to serve Purchaser's intended use of the Property; (v) evaluating any Environmental Protection Agency or other federal or state health or environmental requirements or approvals; (vi) evaluating all applicable fees, including but not limited to, fees and taxes charged by any governmental authority having jurisdiction; (vii) determining the availability of all permits and/or approvals, including any and all environmental approvals, building permits and land use approvals required by any governmental or quasi-governmental authority having jurisdiction; (viii) evaluating planning and zoning requirements which may impact Purchaser's intended use of the Property, (ix) reviewing the terms of the Leases and the financial stability of each of the tenants thereunder, and (x) performing all such other inspections and investigations, and obtaining such other approvals, as Purchaser deemed necessary in order to permit it to acquire and use the Property as it contemplates (collectively, "Investigations and Tests"). Purchaser hereby accepts the condition of the Property and the results of all such Investigations and Tests, and waives any right to terminate this Agreement as a result of Purchaser's review of the condition of the Property or Purchaser's Investigations and Tests hereunder or under the Prior Agreement.

          (b) Right of Entry. Notwithstanding Purchaser's approval of the
              --------------
results of its Investigations and Tests, Purchaser, its authorized agents, employees and independent contractors shall have the right to enter upon the Real Property until the earlier of the applicable Closing Date or the date upon which this Agreement is terminated, for the purpose of facilitating its acquisition of the Property and the subdivision of the Property contemplated by
Section 7 below. No entry onto the Real Property shall be made unless Seller approves the entry, which approval shall not be unreasonably withheld or delayed. Purchaser shall notify Seller at least forty-eight (48) hours prior to any entry on the Real Property or contact with any tenants. Seller shall have the right to have a representative present for any communications with tenants of the Property. All activities of Purchaser on or with respect to the Property shall be at the sole cost and expense of Purchaser, and shall not damage, destroy or harm the Real Property, or Purchaser shall promptly repair and restore the Real Property to its original condition. Notwithstanding any other provision of this Agreement, the obligations of Purchaser under this Section shall survive any termination of this Agreement by either Purchaser or Seller.

          (d) Delivery of Copies of Investigation Materials to Seller. If this
              -------------------------------------------------------
Agreement is terminated by either party for any reason, Purchaser shall provide Seller with copies of all reports and other information obtained by Purchaser regarding the results of Purchaser's Investigations and Tests or prepared in connection with the proposed subdivision of the Property contemplated by Section 7 below. Notwithstanding any other provision of this Agreement, the obligations of Purchaser under this Section shall survive any termination of this Agreement by either Purchaser or Seller.

          (e) Indemnification; No Mechanics' Liens. Purchaser hereby
              ------------------------------------
acknowledges that the making of Investigations and Tests and Purchaser's activities in connection with the proposed subdivision of the Property pursuant to Section 7 below are for the sole benefit of and at the insistence of Purchaser. Purchaser expressly acknowledges that nothing in this Agreement shall authorize Purchaser, or any person dealing with, through or under Purchaser, to subject Seller's interest in any portion of the Real Property to any mechanic's or materialman's lien prior to the applicable Closing. Purchaser agrees to indemnify, hold harmless and defend Seller and the Real Property from any liability or damages and Seller from any claim, liability, loss, damage, cost or expense, including attorneys' fees which Seller may incur or which may be asserted by reason of any entry on the Real Property by, through or under Purchaser prior to the applicable Closing. Purchaser agrees not to permit or suffer and, to the extent so permitted or suffered, to cause to be removed and released (including, but not limited to, by delivering a bond pursuant to the provisions of applicable law), any mechanic's, materialman's or other lien on account of supplies, machinery, tools, equipment, labor or materials furnished or used in connection with the inspection, construction, alteration, repair or surveying of the Real Property, by, through or under Purchaser prior to the applicable Closing. Seller may, at Purchaser's expense, with the assistance of attorneys of Seller's choosing, enter into, defend, prosecute or pursue any effort or action (whether or not litigation is involved) which Seller deems necessary to defend itself and the Real Property from all claims or liability arising by, through or under Purchaser, as set forth above. The foregoing obligations of Purchaser shall survive any termination of this Agreement by either Purchaser or Seller, notwithstanding any other provision of this Agreement to the contrary.

     6. Tenant Estoppel Certificates/Contact with Tenants. Not later than the
        -------------------------------------------------
Financing Deadline, Purchaser shall prepare, using the information set forth in the copies of the Leases provided by Seller to Purchaser hereunder, tenant estoppel certificates for all of the tenants of the Property in the form (the "Lender Estoppels") required by the lender(s), if any, providing acquisition financing to Purchaser hereunder. Upon receipt of all of the completed Lender Estoppels from Purchaser, Seller shall transmit the Lender Estoppels to the tenants and shall thereafter use diligent and good faith efforts to obtain the signatures of each tenant on the appropriate Lender Estoppels not later than the date (the "Estoppel Deadline") which is thirty (30) days following the date on which Purchaser delivers the completed Lender Estoppels to Seller (the "Estoppel Delivery Date"). Without limitation of the foregoing, in the event that Seller is unable to deliver Lender Estoppels for each Building, subject to such nonmaterial modifications thereto, as such tenants may make, from (i) all of the tenants listed on Exhibit C attached hereto (the "Major Tenants"), and (ii) not
                  ---------
less than seventy-five percent (75%) of the remaining tenants other than Major Tenants within the time period required hereunder, either party may, at its sole option and election, terminate this Agreement, in which event the Earnest Money then held by Title Company shall be returned to Purchaser, and thereafter the parties shall be relieved from any further obligation or liability hereunder except for those obligations which survive termination. A party must exercise its option to terminate this Agreement by written notice to the other party delivered not later than five (5) business days after the Estoppel Deadline. In the event that neither party exercises its right to terminate this Agreement pursuant to this Section 6, at Purchaser's request, Seller agrees to deliver at the applicable Closing Lender Estoppels for the Building being purchased at such Closing executed by Seller for any tenant which did not execute a Lender Estoppel.

     7. Subdivision of Property.
        -----------------------

          (a) Agreement to Replat Property. Seller hereby acknowledges and
              ----------------------------
agrees that Purchaser intends to purchase the Building B Parcel in one transaction, and then to purchase the Building A Parcel and Parcel C in a subsequent transaction, each in the time and manner set forth in Section 10 below. In order to facilitate the acquisition of the Property in two separate transactions, Seller agrees that Purchaser shall have the right to prepare and to process through the applicable governmental agencies and authorities a subdivision plat for the Property contemplating the creation of the Building A Parcel, the Building B Parcel and Parcel C as three separate legal parcels (each, a "Parcel"). Subject to the limitations set forth herein, Seller consents to the platting of the Property and the creation of the Building A Parcel, the Building B Parcel and Parcel C as separate legal parcels, and agrees to join in such platting process and to execute the "Final Plat" (as hereinafter defined) for recording at, and contingent upon, the Building B Closing. Seller further agrees to permit Purchaser access to Seller's property for the purpose of such platting.

          (b) Preparation of Preliminary Plat and Subdivision Documents.
              ---------------------------------------------------------
Purchaser shall prepare a preliminary subdivision plat for the Property (the "Preliminary Plat") contemplating the subdivision of the Building A Parcel, the Building B Parcel and Parcel C as separate legal parcels and all other subdivision documents, including reciprocal access agreements, covenants, conditions and restrictions, easements and similar documents providing for the use and enjoyment of all common areas and Improvements, including the Improvements located on Parcel C, by the owners of the Building A Parcel and the Building B Parcel (collectively, the "Subdivision Documents"), and shall provide Seller with copies of the Preliminary Plat and Subdivision Documents not later than ten (10) business days after the date hereof for review and approval by Seller and by the beneficiary of the deed of trust currently encumbering the Property ("Seller's Lender"). Seller shall notify Purchaser of the approval or disapproval of the Preliminary Plat and the Subdivision Documents by Seller and Seller's Lender not later than twenty (20) business days after its receipt thereof. Purchaser shall cause the Preliminary Plat and Subdivision Documents to be revised to address any comments or concerns expressed by Seller or Seller's Lender, and shall provide Seller with an updated Preliminary Plat and Subdivision Documents not later than five (5) business days after Purchaser's receipt of Seller's initial notice of approval or disapproval of the Preliminary Plat and Subdivision Documents. Seller shall notify Purchaser of final approval or disapproval by Seller and Seller's Lender of the Preliminary Plat not later than ten (10) business days after Seller's receipt of the revised Preliminary Plat and Subdivision Documents. Purchaser agrees to diligently prosecute, using commercially reasonable efforts, the Preliminary Plat and Subdivision Documents to obtain all necessary governmental approvals thereof, such that a final plat consistent in all material respects with the Preliminary Plat (the "Final Plat") and Subdivision Documents, all in form and content acceptable to Seller, in its sole but reasonable discretion, and Seller's Lender, are ready for recordation on or before the "Target Building B Closing Date" (as hereinafter defined). Without limitation of the foregoing, in the event that Seller and Seller's Lender have not given finally approved the Preliminary Plat and Subdivision Documents on or before November 15, 2001, Seller shall have the right, exercisable upon written notice to Purchaser delivered not later than November 20, 2001, to terminate this Agreement, in which event the Initial Earnest Money, less all "Subdivision Costs" (as hereinafter defined) incurred through the date of termination, shall be returned to Purchaser, Seller shall be reimbursed for all of its Subdivision Costs in accordance with the provisions of subsection (c) below, and thereafter the parties shall be relieved of any further obligation or liability to the other except for those obligations which expressly survive the termination of this Agreement.

          (c) Subdivision Costs. All costs and expenses incurred in connection
              -----------------
with the subdivision of the Property (hereinafter referred to as "Subdivision Costs"), including, without limitation, (i) the cost of preparing the Preliminary Plat and Subdivision Documents, (ii) obtaining the approval of Seller and Seller's Lender of the Preliminary Plat and Subdivision Documents, including their respective legal fees and costs incurred in reviewing such items, (iii) fees or other costs incurred in connection with obtaining governmental approvals of the Preliminary Plat and Subdivision Documents, and
(iv) recording fees, shall be the sole cost and expense of Purchaser. Purchaser shall reimburse Seller for all Subdivision Costs incurred by Seller (including all such Subdivision Costs reimbursed to Seller's Lender by Seller) not later than ten (10) business days after receipt of an invoice therefore; provided, that Purchaser's liability for reimbursing Seller for Subdivision Costs incurred by Seller and Seller's Lender shall be limited to a maximum of Fifteen Thousand and No/100 Dollars ($15,000.00). Purchaser's obligation to reimburse Seller and Seller's Lender for such costs shall survive both Closings hereunder or the earlier termination of this Agreement.

          (d) Management of Property. Notwithstanding the subdivision of the
              ----------------------
Property and the bifurcated closing of Purchaser's acquisition of each Building as contemplated hereby, in the interest of maintaining continuity in the management of the Property between Closings, Purchaser agrees that it shall engage Seller's current property manager at the Property ("Manager") to manage Building B during the period commencing as of the Building B Closing Date and continuing until the Building A Closing has occurred (the "Joint Management Period"). Purchaser's engagement of Manager shall be on the same terms and conditions as applicable to Seller's engagement of Manager as of the date hereof; provided, that during the Joint Management Period, Seller and Purchaser shall each be responsible for payment of fifty percent (50%) of all compensation payable to Manager for the performance of its duties with respect to the Property.

     8. Financing Contingency. Notwithstanding any other provision to the
        ---------------------
contrary contained herein, Purchaser's obligation to effect the Building B Closing, and correspondingly, its right to subsequently effect the Building A Closing, is contingent upon Purchaser's having obtained, not later than November 20, 2001 (the "Financing Deadline"), a binding commitment from one or more institutional lenders selected by Purchaser, committing to make a loan or loans to Purchaser (each, a "Loan") to fund a portion of the Purchase Price payable by Purchaser at each Closing. The principal amount of the Loan for each Building shall be in an amount which is not less than Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00), or such lesser amount as may be acceptable to Purchaser, with a fixed interest rate not to exceed seven and one-half percent (7 1/2/%) per annum, and shall be on such other terms and conditions as are reasonably acceptable to Purchaser. Purchaser agrees to act diligently and in good faith in seeking to obtain a commitment for each Loan as soon as reasonably practicable following the Effective Date. Notwithstanding the foregoing, in the event that Purchaser is unable to obtain a commitment for each Loan prior to the Financing Deadline, Purchaser shall have the right, if it desires, to terminate this Agreement upon written notice (the "Termination Notice") received by Seller not later than 5:00 p.m., MST, on the Financing Deadline, in which event (i) this Agreement shall automatically terminate and shall be of no further force or effect whatsoever, (ii) the Initial Earnest Money shall be immediately released to Seller, (iii) Purchaser shall return all information delivered to Purchaser by Seller and deliver to Seller copies of any and all other materials prepared by or for Purchaser in connection with the Property, and (iv) thereafter the parties shall be relieved of any further obligation or liability hereunder with respect to the purchase and sale of the Property, except for Purchaser's indemnity and hold harmless agreements as provided in this Agreement. In the event that Purchaser fails to timely deliver the Termination Notice in accordance with the foregoing, the financing contingency contemplated by this Section 8 shall be deemed satisfied or waived by Purchaser, Purchaser shall deposit the balance of the Building B Deposit with Title Company in accordance with the provisions of Section 2 above, and the parties shall proceed with the transactions contemplated by this Agreement.

     9. Closing.
        -------

          (a) Target Closing Dates. The closing of the purchase and sale of the
              --------------------
Building B Parcel (the "Building B Closing") shall take place at the office of Title Company on December 20, 2001 (the "Target Building B Closing Date"). The closing of the purchase and sale of the Building A Parcel and Parcel C (the "Building A Closing") shall take place at the office of Title Company on January 30, 2002 (the "Target Building A Closing Date"). The Building B Closing and the Building A Closing are referred to herein as a "Closing." The Target Building A Closing Date and the Target Building B Closing Date are referred to herein as a "Target Closing Date." The date on which a Closing occurs is referred to herein as a "Closing Date."

          (b) Extension of Closing Dates. Notwithstanding the provision
              --------------------------
subsection (a) above, so long as Purchaser is not then in default hereunder, Purchaser shall have the right to extend the Closing Date for the Building B Closing beyond the Target Building B Closing Date and/or the Closing Date for the Building A Closing beyond the Target Building A Closing Date for three (3) additional periods of thirty (30) days each (each, an "Extension Period"); provided, that Purchaser shall be entitled to only three (3) Extension Periods in the aggregate, and not three (3) such Extension Periods for each Closing. Purchaser must exercise its right to extend the applicable Closing Date for the first Extension Period (the "First Extension Period") by delivering written notice thereof (the "First Extension Notice") to Seller and Title Company not later than 5:00 p.m., MST, on the date which is five (5) business days prior to the applicable Target Closing Date. In consideration of Seller's agreement to extend the applicable Closing Date until the end of the First Extension Period, and as a condition to the effectiveness of Purchaser's First Extension Notice, Purchaser shall contemporaneously deliver to Title Company the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "First Extension Payment"). Provided that Purchaser has timely delivered the First Extension Notice and the First Extension Payment in accordance with the foregoing, Purchaser shall have the right to further extend the applicable Closing Date for a second Extension Period (the "Second Extension Period") by delivering written notice thereof (the "Second Extension Notice") to Seller and Title Company not later than 5:00 p.m., MST, on the date which is five (5) business days prior to the expiration of the First Extension Period. In consideration of Seller's agreement to further extend the applicable Closing Date until the end of the Second Extension Period, and as a condition to the effectiveness of Purchaser's Second Extension Notice, Purchaser shall contemporaneously deliver to Title Company the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Second Extension Payment"). Provided that Purchaser has timely delivered the Second Extension Notice and the Second Extension Payment in accordance with the foregoing, Purchaser shall have the right to further extend the Closing Date for a third and final Extension Period (the "Third Extension Period") by delivering written notice thereof (the "Third Extension Notice") to Seller and Title Company not later than 5:00 p.m., MST, on the date which is five (5) business days prior to the expiration of the Second Extension Period. In consideration of Seller's agreement to further extend the Closing Date until the end of the Third Extension Period, and as a condition to the effectiveness of Purchaser's Third Extension Notice, Purchaser shall contemporaneously deliver to Title Company the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Third Extension Payment"). In the event that Purchaser has exercised fewer than all of its extension rights pursuant to this Section with respect to the Building B Closing, Purchaser shall have the right to apply the remaining extension or extensions against the Building A Closing in the time and manner, and upon payment of the appropriate extension payment, set forth above. The First Extension Payment, Second Extension Payment and Third Extension Payment shall be immediately released to Seller and shall be non-refundable to Purchaser in all events other than in the event that Seller is unable or unwilling to deliver title to the Building B Parcel or the Building A Parcel, as applicable, subject only to the Permitted Exceptions, to Purchaser at Closing through no fault of Purchaser, or in the event of a casualty to or condemnation of the Property giving Purchaser the right to terminate this Agreement in accordance with the terms and conditions hereof, but shall be applied to the applicable Purchase Price payable at each Closing.

          (c) Closing Date. Purchaser shall give Seller not less than ten (10)
              ------------
business days prior written notice of the date on which Purchaser desires to effect each Closing.

          (d) Deliveries By Seller. On or before the applicable Closing Date,
              --------------------
Seller shall deliver fully executed originals of the following documents to Title Company:

               (i) Deed. A special warranty deed in the form of Exhibit D
                   ----                                         ---------
attached hereto and incorporated herein by this reference (the "Deed"), conveying the applicable Parcel to Purchaser, free and clear of any and all deeds of trust, tax or mechanic's liens or other financial encumbrances.

               (ii) Bill of Sale. A bill of sale in the form of Exhibit E
                    ------------                                ---------
attached hereto and incorporated herein by this reference, conveying all Building Equipment, and all other items of tangible personal property owned by Seller and located on and used in connection with the operation, maintenance or ownership of the applicable Parcel to Purchaser, as-is and without warranty.

               (iii) Blanket Assignment. A blanket assignment in the form of
                     ------------------
Exhibit F attached hereto and incorporated herein by this reference (the
---------
"Blanket Assignment") conveying all of Seller's rights under the Contracts relating to the applicable Parcel to Purchaser and assigning to Purchaser all of Seller's rights with respect to the Intangible Property, if any, relating to the applicable Parcel, to the extent that the same are assignable;

               (iv) Assignment of Leases. An assignment and assumption of Leases
                    --------------------
relating to the applicable Parcel in the form of Exhibit G attached hereto and
                                                 ---------
incorporated herein by this reference (the "Assignment of Leases") pursuant to which (1) Seller assigns all of its right, title and interest in and to the Leases and any security deposits thereunder (except to the extent previously applied to delinquent rents, if any) to Purchaser and indemnifies Purchaser against any claims arising under the assigned Leases that relate to any period of time prior to the Closing Date; and (2) Purchaser indemnifies Seller against claims arising under the assigned Leases that relate to any period of time subsequent to the Closing Date or for failure to return any security deposit. Seller shall also deliver to Purchaser originals of all written Leases, including all extensions, additions, and amendments related to the Leases which are in Seller's possession or control.

               (v) Tenant Notification. Seller shall deliver to Purchaser a
                   -------------------
signed notification to be sent to each tenant under the assigned Leases after the applicable Closing, advising the tenants of the transfer of ownership to Purchaser, directing that all further payments of rent be made as directed by Purchaser, and indicating that the applicable tenant's security deposit, if any, has been transferred to Purchaser.

               (vi) Authority. Such evidence or documents as may be reasonably
                    ---------
required by Title Company evidencing the status and capacity of Seller and the authority of the person or persons who are executing the various documents on behalf of the Seller in connection with the sale of the applicable Parcel.

               (vii) Keys. Immediately after the Closing, all keys, including
                     ----
master keys to the applicable Parcel in Seller's possession or immediate control.

               (viii) Non-Foreign Status Certificate. Seller shall execute and
                      ------------------------------
deliver to Title Company an affidavit that evidences that Seller is exempt from the withholding requirements of Section 1445 of the Internal Revenue Code.

               (ix) Subdivision Documents. Not later than two days prior to the
                    ---------------------
Building B Closing, Seller shall execute and deliver to Title Company the Final Plat and counterparts of all Subdivision Documents to be recorded in connection with the subdivision of the Property pursuant to Section 7 above.

               (x) Miscellaneous. Seller shall execute and deliver to Title
                   -------------
Company settlement statements and mechanic's lien affidavits in such form and content as are reasonably acceptable to Seller.

          (b) Deliveries By Purchaser. On or before the Closing Date, Purchaser
              -----------------------
shall deliver the following items to Title Company:

               (i) Purchase Price. In accordance with the Title Company's wire
                   --------------
instructions, Purchaser shall deliver a wire transfer of the balance of the applicable Purchase Price (as reduced by the applicable portion of the Earnest Money and other adjustments provided for in this Agreement).

               (ii) Authority. Such evidence or documents as may reasonably be
                    ---------
required by the Title Company evidencing the status and capacity of Purchaser and the authority of the person or persons who are executing the various documents on behalf of Purchaser in connection with the sale of the Property.

               (iii) Blanket Assignments and Assignment of Leases. The Blanket
                     --------------------------------------------
Assignment and Assignment of Leases referred to in Section 8(b)(iii) & (iv), duly executed by Purchaser.

               (iv) Subdivision Documents. Not later than two days prior to the
                    ---------------------
Building B Closing, Purchaser shall execute and deliver to Title Company counterparts of all Subdivision Documents to be recorded in connection with the subdivision of the Property pursuant to Section 7 above.

               (iv) Miscellaneous. Purchaser shall execute and deliver to Title
                    -------------
Company settlement statements and mechanic's lien affidavits in such form and content as are reasonably acceptable to Purchaser.

          (c) Possession. Seller shall deliver exclusive possession of the
              ----------
applicable Parcel to Purchaser on the applicable Closing Date.

          (d) Closing Costs. Seller and Purchaser agree to pay their respective
              -------------
closing costs at closing, except as otherwise provided herein. Purchaser shall pay all recording and documentary fees due for recording the Final Plat, each Deed, all transfer taxes payable in connection with the recording of each Deed, and the cost of any lender's policy of title insurance, together with endorsements to such the lender's policy or the Title Policy, and all of Seller's costs incurred in connection with the subdivision of the Property pursuant to Section 7 above. Seller will pay the base cost of the Title Policy. Title Company's closing charges shall be divided equally between Seller and Purchaser. Each party shall pay its own attorneys' fees, except as otherwise provided in this Agreement.

          (e) Adjustments and Prorations. At each Closing, the following items
              --------------------------
shall be adjusted or prorated between Seller and Purchaser:

               (i) Taxes & Utilities. All taxes, charges and assessments
                   -----------------
affecting the Property for the year of each Closing (though not payable until the succeeding year) shall be prorated on a per diem basis as of the applicable Closing Date. If any taxes, charges or assessments have not been finally assessed as of the applicable Closing Date for the current fiscal year of the taxing authority, then the same shall be adjusted at the applicable Closing based upon the most recently issued bills therefor (or such later information relating to millage rates and/or assessed valuations, if any, as may then be available), and such pro-ration shall be final. All charges for water, electricity, sewer, gas, telephone and all other utilities shall likewise be prorated on a per-diem basis as of the applicable Closing Date, but shall be settled between the parties by separate agreement at or as soon as reasonably practicable following the applicable Closing.

               (ii) Rent. All rent and other amounts accrued and due from the
                    ----
tenants under the Leases shall be prorated to the applicable Closing Date. Payments received by Seller from tenants from and after the applicable Closing Date shall be immediately forwarded to Purchaser. Payments received from tenants from and after the applicable Closing Date shall be applied first to rents then due for the current period, then to any unpaid rent accruing after the applicable Closing Date, and then to delinquent rents. Any such amounts applicable to delinquent rents collected by Purchaser less the pro rata portion of the delinquent rents due Purchaser from the applicable Closing Date through the end of the month of the applicable Closing, shall be forwarded to Seller. Seller shall be solely responsible for the payment of all tenant improvement and leasing commission costs due and payable by the landlord under the assigned Leases; provided, that Purchaser shall be solely responsible for the payment of all tenant improvement and leasing commission costs payable in connection with any options, renewals, or extensions exercisable under the assigned Leases after the applicable Closing Date. Purchaser shall include such Delinquent Rents on all bills for rent to tenants. After each Closing, Seller reserves the right to take all actions necessary to recover delinquent rents and any other rents applicable to periods prior to the applicable Closing Date, except that Seller shall not terminate any assigned Lease in the process of recovering such Delinquent Rents

               (iii) Charges under Assigned Contracts. The unpaid monetary
                     --------------------------------
obligations of Seller with respect to any of the assigned Contracts for the month in which each Closing occurs shall be prorated on a per diem basis as of the applicable Closing Date, but shall be settled between the parties by separate agreement at or as soon as reasonably practicable following each Closing.

               (iv) Deposits. The amount of all security deposits held by Seller
                    --------
in connection with the Leases as of the date hereof shall be credited against the applicable Purchase Price at each Closing (it being acknowledged, however, that any security deposits provided for in the assigned Leases which, prior to the date hereof, have been forfeited by the applicable tenant(s) shall not be credited to Purchaser). At Purchaser's option, any utility deposits and other types of performance deposits with respect to each Parcel paid by or on behalf of Seller shall be (i) credited to Seller at the applicable Closing, or (ii) replaced by Purchaser's deposits, in which event the deposits shall be returned to Seller by the utility.

               (v) Final Prorations. All prorations (other than any prorations
                   ----------------
for common area maintenance or other common expenses under the assigned Leases, which shall be finally prorated not later than ninety (90) days following the applicable Closing Date) shall be final.

     10. No Recordation/No Survival. The parties acknowledge and agree that
         --------------------------
neither this Agreement nor any memorandum hereof shall be recorded in the real property records of Clark County, Nevada. In the event of any recordation of this Agreement by Purchaser, Seller shall be entitled to its default remedies provided in this Agreement. Except as expressly provided in this Agreement, no representations, warranties, covenants, agreements and other obligations of Seller in this Agreement shall survive the closing of this transaction and no action based thereon shall be commenced after the applicable Closing.

     11. Representations and Warranties.
         ------------------------------

          (a) Of Seller. Seller represents and warrants to Purchaser that as of
              ---------
the date hereof and as of each Closing Date, except to the extent disclosed to Purchaser or discovered by Purchaser prior to each Closing:

               (i) Seller is a limited liability company duly organized and validly existing under the laws of the State of Nevada and authorized to transact business in the State of Nevada, and the execution and delivery by Seller of and Seller's performance under this Agreement are within Seller's powers and have been duly authorized by all requisite action.

               (ii) To the actual knowledge of Seller, there are no legal actions, pending or threatened against the Real Property, except as disclosed in the Due Diligence Materials.

               (iii) Seller is the record titleholder to the Real Property, subject only to all matters of record, the Leases and any other matters disclosed by the Title Documents.

               (iv) Except for the Leases, Seller is not party to any space leases affecting the Property, and no person, other than the tenants under the Leases (including their assignees or sub-lessees) has any right of possession of the Property.

               (v) Seller has not disposed of any solid waste or hazardous or toxic chemicals or any other hazardous material (as such term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.)) on the Real Property. Further, Seller has received no written notice from any governmental authority having jurisdiction over the Real Property that the Real Property is in violation of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901, et seq.), any of the regulations adopted or publications promulgated pursuant thereto, or any, state or local laws, ordinances, rules or regulations in effect on the date hereof relating to protection of public health, safety or the environment.

               (vi) To the knowledge of Seller, the Due Diligence Materials and all disclosures of Seller contained therein are true and correct in all material respects, and Seller has received no notice that Seller or the Property is in violation of any applicable laws affecting the Property.

     Wherever in this Agreement there is any reference to the "knowledge" of Seller or to any "notice" having been "received" by Seller, in any variation of such references, such references; (i) shall mean only the actual knowledge of, or notice actually received personally by, William B. Pauls ("Pauls"); (ii) shall not mean or include any imputed or constructive knowledge of Pauls, or any notice constructively received by Pauls; (iii) shall not include any actual, imputed or constructive knowledge of any officer, agent, employee or affiliate of Pauls or Seller, or any other person or entity, or any notice actually or constructively received by any officer, Agent, employee or affiliate of Pauls or Seller, or any other person or entity; and (iv) shall not be deemed to imply Pauls or any other person or entity has undertaken, or has any duty or obligation to undertake any investigation or inquiry with respect to the subject matter thereof.

          (b) Of Purchaser. Purchaser hereby represents and warrants to Seller
              ------------
that as of the date hereof and as of each Closing Date:

               (i) Valid Entity. Purchaser is a limited liability company duly
                   ------------
organized and validly existing under the laws of the Commonwealth of Virginia, and that the entity taking title to each Parcel will be authorized to do so in the State of Nevada;

               (ii) Authority. Purchaser has all requisite power and authority,
                    ---------
has taken all actions required by its organizational documents and applicable law, and has obtained all necessary consents, to execute and deliver this Agreement and to consummate the transactions contemplated in this Agreement.

          (c) Survival. The representations and warranties contained in this
              --------
Section 10 (a) and (b) shall survive each Closing for a period of six (6) months only.

          (d) Duty of Buyer to Notify Of Violations Prior to Closing.
              -------------------------------------------------------
Notwithstanding the foregoing provisions of Section 10 (a), it is expressly acknowledged and agreed that, if Purchaser shall actually discover prior to a Closing that any of the representations set forth in Section 10 (a) were untrue when made, or have become untrue prior to such Closing, then, if Purchaser shall proceed with the consummation of the purchase and sale of the applicable Parcel pursuant to this Agreement, Purchaser shall be deemed to have waived any claim of breach which Purchaser may have against Seller with respect to any such representation set forth herein.

          (e) No Representations or Warranties with Respect to Due Diligence
              ---------------------------------------------------------------
Information. Notwithstanding the foregoing provisions of Section 10 (a), and
-----------
notwithstanding any other term or provision of this Agreement, neither the foregoing representations of Seller nor any other representations or covenant of Seller under this Agreement shall extend to any of the Due Diligence Materials not directly prepared by Seller, and Seller in no event shall have any duty, obligation, liability or responsibility for, or be deemed in any manner to be in breach or default of any of the representations set forth in Section 10 (a) or any other representation or covenant of Seller under this Agreement by reason of the existence of or Seller's knowledge of, any matter described in or disclosed by any of the Due Diligence Materials not directly prepared by Seller.

          (f) AS-IS. EXCEPT AS PROVIDED EXPRESSLY HEREIN AND IN THE CLOSING
              -----
DOCUMENTS, NEITHER SELLER NOR ANYONE ACTING FOR OR ON BEHALF OF SELLER, HAS MADE ANY REPRESENTATION, WARRANTY, STATEMENT OR PROMISE TO PURCHASER CONCERNING THE PROPERTY, THE QUALITY, VALUE, PHYSICAL ASPECTS OR CONDITION THEREOF, ANY DIMENSIONS OR SPECIFICATIONS OF THE PROPERTY, THE FEASIBILITY, DESIRABILITY, CONVERTIBILITY OF THE PROPERTY FOR OR INTO ANY PARTICULAR USE, THE CURRENT OR PROJECTED INCOME OR EXPENSES OF THE PROPERTY, OR ANY OTHER MATTER WITH RESPECT TO THE PROPERTY; THAT ENTERING INTO THIS AGREEMENT, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION AND HAS NOT RELIED UPON ANY REPRESENTATION, STATEMENT OR WARRANTY OF SELLER OR ANYONE ACTING FOR OR ON BEHALF OF SELLER, OTHER THAN AS EXPRESSLY CONTAINED IN THIS AGREEMENT OR THE CLOSING DOCUMENTS AND IS THEREBY PURCHASING THE PROPERTY AS IS; AND THAT PURCHASER DOES HEREBY WAIVE AND SELLER DOES HEREBY DISCLAIM ALL WARRANTIES OF ANY KIND OR TYPE WHATSOEVER WITH RESPECT TO THE PROPERTY OTHER THAN AS SET FORTH HEREIN OR IN THE CLOSING DOCUMENTS, WHETHER EXPRESSED OR IMPLIED, INCLUDING BY WAY OF DESCRIPTION BUT NOT LIMITATION, THOSE OF MARKETABILITY, MERCHANTABILITY OF TITLE, FITNESS FOR A PARTICULAR PURPOSE, TENANTABILITY, HABITABILITY, USE AND ALL WARRANTIES RELATING TO COMPLIANCE BY THE PROPERTY WITH ANY APPLICABLE GOVERNMENTAL LAWS AND REGULATIONS INCLUDING, WITHOUT LIMITATION, ZONING CODES, THE SOIL CONDITIONS OF THE REAL PROPERTY, AND THE COMPLIANCE BY THE REAL PROPERTY WITH ANY ENVIRONMENTAL REQUIREMENTS. FURTHER, PURCHASER HEREBY SPECIFICALLY ASSUMES THE RISK OF CONFIRMING THAT THE REAL PROPERTY CAN BE SERVED BY SUFFICIENT UTILITIES INCLUDING, WITHOUT LIMITATION, WATER, SANITARY AND STORM SEWER, GAS, ELECTRIC, TELEPHONE AND CABLE TELEVISION SERVICE. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO MADE OR FURNISHED BY SELLER, PROPERTY MANAGER, BROKER, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, VERBALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH HEREIN.

     The terms of Sections 10 (d), (e) and (f) will survive each Closing and conveyance of the applicable Parcel to Purchaser by Seller.

     12. Condemnation. If, before the applicable Closing Date, any condemnation
         ------------
or eminent domain proceedings are initiated against the Parcel to be acquired by Purchaser at such Closing which do not constitute a "Material Taking" (as hereinafter defined), this Agreement shall remain in full force and effect and the parties shall proceed with the Closing hereunder; provided, that Seller shall assign to Purchaser all of Seller's right, title and interest in and to any compensation or award made or to be made in connection with such condemnation or eminent domain proceedings. If, before the subject Closing Date, any condemnation or eminent domain proceedings are initiated against the Parcel to be acquired at such Closing which would result in a Material Taking, Purchaser may, at its option: (1) terminate this Agreement by written notice to Seller, whereupon the Earnest Money applicable to such Parcel shall be returned to Purchaser in full; or (2) proceed with the Closing, in which event Seller shall assign to Purchaser all of Seller's right, title and interest in and to any compensation or award made or to be made in connection with such condemnation or eminent domain proceedings. For purposes of this Agreement, a "Material Taking" shall mean any condemnation or act of eminent domain which (i) might result in the taking of any material part of a Parcel,
(ii) gives any tenant under the Leases applicable to such Parcel the right to terminate its Lease, (iii) results in the taking or closing of any right of access to the Parcel, or (iv) reduces any parking area serving the Parcel such that any applicable zoning or other ordinance is violated as a result thereof, Seller shall immediately notify Purchaser in writing of any notice received by Seller indicating an intent to take or the commencement or occurrence of any condemnation or eminent domain proceedings affecting a Parcel, together with Seller's determination as to whether such proceedings might reasonably result in a Material Taking. If such notice indicates that a Material Taking is possible, Purchaser shall then notify Seller, within ten (10) business days of Purchaser's receipt of Seller's notice, whether Purchaser elects to exercise its rights under this Section.

     13. Casualty. In the event of any damage or destruction to a Parcel
         --------
(including the occurrence of an environmental accident affecting the Parcel) subsequent to the Effective Date of this Agreement and prior to the applicable Closing Date, the estimated cost of repair of which is in excess of $50,000.00 to any or all of the Parcels, Purchaser, at its option, may, at its option (i) terminate this Agreement, whereupon the Earnest Money applicable to the affected Parcel or Parcels shall be returned to Purchaser in full, or (ii) consummate the sale, in which event Seller's right to all insurance proceeds resulting from such damage or destruction shall be assigned in writing by Seller to Purchaser at the applicable Closing and the applicable Purchase Price shall be reduced by an amount equal to any uninsured portion of the damage, including, without limitation, the amount of Seller's deductible. In the event of any damage or destruction to a Parcel subsequent to the Effective Date of this Agreement and prior to the date of the applicable Closing, the estimated cost of repair of which is equal to or less than $50,000.00, Purchaser shall have no right to terminate this Agreement as a result thereof, provided, that, at Seller's election, Seller shall, prior to the applicable Closing, either restore the Parcel to substantially its condition prior to such damage or destruction, or Seller's right to all insurance proceeds resulting from such damage or destruction shall be assigned in writing by Seller to Purchaser at the applicable Closing, in which event the applicable Purchase Price shall be reduced by an amount equal to any uninsured portion of the damage.

     14. Default.
         -------

          (a) Purchaser Default. If Purchaser is in default of its obligations
              -----------------
hereunder, through no fault of Seller, and Seller remains ready, willing, and able to perform its obligations hereunder, then Seller shall, as its sole remedy, have the right to terminate this Agreement and retain the Earnest Money (including the Initial Earnest Money, the Additional Earnest Money, the Released Deposit, the First Extension Payment, the Second Extension Payment and the Third Extension Payment, as and to the extent paid by Purchaser pursuant to the provisions of Section 9 (b) above), as liquidated damages.

          (b) Seller Default. If Seller fails or neglects to perform its
              --------------
obligations hereunder, through no fault of Purchaser, and Purchaser is otherwise ready, willing and able to perform its obligations hereunder, then Purchaser may elect, as its sole and only remedies, to either: (i) declare this Agreement terminated, and receive a full refund of the Earnest Money, together with reimbursement from Seller for any actual, out-of-pocket costs and expenses incurred by Purchaser in connection with its Investigations and Tests hereunder, up to a maximum of $25,000.00 in the aggregate; or (ii) seek specific performance of this Agreement against Seller.

          (c) Waiver of Damages. Except for the specific remedies set forth in
              --------- -------
Sections 12(a) and (b) hereof, Seller and Purchaser hereby mutually waives any and all rights to claim actual or consequential damages against the other party for failure to perform its obligations hereunder.

     15. Notices. All notices provided for hereunder shall be in writing and
         -------
shall be deemed given and received (a) when personally delivered; (b) transmitted by facsimile transmissions, provided sender obtains an electronic confirmation and such transmission is followed by notice delivered by one other method; or (c) seventy-two (72) hours after the same are deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested (provided the return receipt is received indicating the notice was delivered), or (d) reputable overnight courier such as Federal Express or UPS; addressed to the applicable party at the address indicated below for such party, or as to each party, at such other address as shall be designated by such party in a written notice to the other party:

     To Seller:      City Center West Development, LLC
                     c/o The Pauls Corporation
                     3855 Lewiston Street, Suite 100
                     Aurora Colorado 80011
                     Attention: William B.Pauls
                     Fax No.: (303) 371-1465

     With a copy to: Campbell Bohn Killin Brittan & Ray, LLC
                     270 St. Paul Street, Suite 200
                     Denver, Colorado 80206
                     Attention: Marguerite L. Sadler, Esq.
                     Fax No.: (303)322-5800

     To Purchaser:   Triple Net Properties, L.L.C.
                     1551 Tustin Avenue
                     Santa Ana, California
                     Attention: Anthony W. Thompson
                     Fax No.: (714)667-0611

     With a copy to: Hirschler, Fleischer, Weinberg, Cox & Allen
                     The Federal Reserve Bank Building
                     701 E. Byrd Street
                     Richmond, Virginia 23219
                     Attention: David Belkowitz, Esq.
                     Fax No.: (804)644-0957

     16. Time of Essence. Time is of the essence of this Agreement.
         ---------------

     17. Governing Law. This Agreement has been made under the laws of the State
         -------------
of Colorado, and such laws shall govern its interpretation and enforcement.

     18. Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmitted copy of this document executed by a party shall be accepted as an original signature.

     19. Captions. The captions of the sections of this Agreement are inserted
         --------
only for the convenience of the parties and are not to be construed as a part of this Agreement or as a limitation of the scope of the particular sections to which they refer.

     20. Assignability. Purchaser shall not have the right to assign its rights
         -------------
and obligations under this Agreement except to an entity controlled by, controlling or under common control with the named Purchaser, in which event the named Purchaser shall remain liable for all obligations or liabilities of the "Purchaser" hereunder.

     21. Binding Effect. This Agreement shall be binding upon and inure to the
         --------------
benefit of the parties hereto and their respective successors and permitted assigns.

     22. Modifications; Waiver. No waiver, modification amendment, discharge or
         ---------------------
change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is sought.

     23. Entire Agreement; Exhibits. This Agreement contains the entire
         --------------------------
agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby. All exhibits attached to this Agreement are incorporated herein.

     24. Partial Invalidity. Any provision of this Agreement which is
         ------------------
unenforceable or invalid or the inclusion of which would affect the validity, legality or enforcement of this Agreement shall be of no effect, but all the remaining provisions of this Agreement shall remain in full force and effect.

     25. No Third Party Rights. Nothing in this Agreement, express or implied,
         ---------------------
is intended to confer upon any person, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     26. Brokers. Seller hereby warrants to Purchaser and Purchaser hereby
         -------
warrants to Seller neither of them has dealt with any broker, finder or other agent in connection with the transaction contemplated hereby except for Frederick Ross Company ("Seller's Broker") and Purchaser's affiliate, Triple Net Properties Realty, Inc. ("Purchaser's Broker"). At the Parcel B Closing, Seller shall pay Seller's Broker a commission in accordance with their separate agreement, and shall pay Purchaser's Broker a commission in the amount of Seven Hundred Thousand and No/100 Dollars ($700,000.00). At the Parcel A Closing, Seller shall pay Seller's Broker a commission in accordance with their separate agreement, and shall pay Purchaser's Broker a commission in the amount of Four Hundred Twenty Thousand and No/100 Dollars ($420,000.00). Purchaser shall indemnify and hold Seller harmless from and against any claim by Purchaser's Broker or by any other party for brokerage commission, finder's or other fees relative to this Agreement or for the sale of either Parcel and any court costs, attorneys' fees or other costs or expenses arising therefrom and alleged to be due by authorization of the Purchaser. Seller shall indemnify and hold Purchaser harmless from and against any claim by Seller's Broker or by another party for brokerage commission, finder's fee or other fees relative to this Agreement or for the sale of the Property and any court costs, reasonable attorney fees or other costs or expenses arising therefrom and alleged to be due by authorization of Seller.

     27. Non-business Days. If the last day forgiving any notice or taking any
         -----------------
action required or permitted under this Agreement would otherwise fall on a Saturday, Sunday, or legal holiday, that last day shall be postponed until the next legal business day.

     28. Attorneys' Fees. In the event of any controversy, claim or dispute
         ---------------
between the parties affecting or relating to the subject matter or performance of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable expenses, including reasonable attorneys' and accountants' fees and costs.

     29. Negotiated Provisions. This Agreement shall not be construed more
         ---------------------
strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that Seller and Purchaser have contributed substantially and materially to the preparation of this Agreement.

     30. Confidentiality. Prior to each Closing Date, Purchaser and Seller shall
         ---------------
use their best efforts to prevent public disclosure or knowledge of the transaction contemplated by this Agreement, without the prior written approval of the other party, and will maintain the confidentiality of the negotiations regarding the transaction. The foregoing will not restrict or otherwise affect the right of Purchaser or Seller to make or permit any disclosure: (i) to any affiliate of Purchaser or Seller; (ii) to any prospective assignee of Purchaser or any affiliate of such assignee; (iii) to consultants, legal advisors, financial institutions, business associates, investors and others provided such disclosure is not intended for broad dissemination to the public; (iv) to the extent such information shall be or have otherwise become publicly available other than as a result of a disclosure by Purchaser or Seller; and (v) as may be required by law. Any public announcement of the transaction contemplated by this Agreement will require the mutual consent of Purchaser and Seller as to the form and content.

     31. Further Instruments. Each party hereto shall from time to time execute
         -------------------
and deliver such further instruments as the other party or its counsel may reasonably request to effectuate the intent of this Agreement.

               [Remainder of this page left intentionally blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

          PURCHASER:
          ---------

          TRIPLE NET PROPERTIES, L.L.C.,
          a Virginia limited liability company


          By: /s/ Anthony W. Thompson
             -----------------------------------------
          Its:
              ----------------------------------------

          SELLER:
          -------

          CITY CENTER WEST DEVELOPMENT, LLC,
          a Nevada limited liability company


               By: Las Vegas Development #1, LLC, a
                   Nevada limited liability company, Member


                   By: The Pauls Corporation, LLC, a
                       Colorado limited liability company, Manager


                       By: /s/ William B. Pauls
                          ---------------------------------
                          William B. Pauls, President

                                LIST OF EXHIBITS

Exhibit A         -        Legal Description
---------

Exhibit B         -        Additional Due Diligence Materials
---------

Exhibit C         -        List of Major Tenants
---------

Exhibit D         -        Form of Special Warranty Deed
---------

Exhibit E         -        Form of Bill of Sale
---------

Exhibit F         -        Form of Blanket Assignment
---------

Exhibit G         -        Form of Assignment and Assumption of Leases
---------

                                   EXHIBIT A-1
                        LEGAL DESCRIPTION OF THE PROPERTY
                        ---------------------------------

ALL THAT REAL PROPERTY SITUATED IN THE COUNTY OF CLARK, STATE OF NEVADA, BOUNDED AND DESCRIBED AS FOLLOWS:

LOT ONE (1) OF LAKE MEAD BOULEVARD/TENAYA WAY BY LEWIS HOMES, A COMMERCIAL SUBDIVISION, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 66 OF PLATS, PAGE 68, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

EXCEPTING THEREFROM A PARCEL OF LAND LYING IN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 22, TOWNSHIP 20 SOUTH, RANGE 60 EAST, M.D.M., CITY OF LAS VEGAS, CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF LOT ONE (1) AS SHOWN BY MAP THEREOF ON FILE IN BOOK 66, PAGE 68 OF FINAL MAPS, IN THE CLARK COUNTY, NEVADA RECORDER'S OFFICE; THENCE SOUTH 89027'48" WEST, ALONG THE NORTH LINE OF SAID LOT ONE (1), A DISTANCE OF 443.15 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00000'00" EAST, A DISTANCE OF 174.00 FEET; THENCE NORTH 90000'00" WEST, A DISTANCE OF 177.50 FEET TO A POINT ON THE WESTERLY LINE OF SAID LOT ONE (1); THENCE NORTH 00058'03" WEST, ALONG SAID WESTERLY LINE, A DISTANCE OF 120.28 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 54.00 FEET AND A CENTRAL ANGLE OF 91030'15"; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT, A DISTANCE OF 86.24 FEET TO A POINT OF TANGENCY ON THE NORTHERLY LINE OF SAID LOT ONE (1); THENCE SOUTH 89027'48" EAST, ALONG SAID NORTHERLY LINE OF SAID LOT ONE
(1), A DISTANCE OF 125.04 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT A-2
                                   -----------
              Depiction of Proposed Parcel A, Parcel B and Parcel C
              -----------------------------------------------------

                                      A-2-1

                                    EXHIBIT B
                                    ---------

                       ADDITIONAL DUE DILIGENCE MATERIALS
                       ----------------------------------

1. Access to bank statements for the year of Closing (the "Audited Year") for the Property.
2.   Rent roll report as of end of the Audited Year for the Property.
3.   Operating statements for the Audited Year for the Property.
4. Operating statements for the period ended as of the stubs' date and for the similar period in the previous year.
5. Access to general ledger for the Audited Year for the Property and for the subsequent year.
6.   Cash receipts schedule for each month in the Audited Year.
7.   Copies of major expenses contracts (including Management contract).
8.   Access to tenants lease agreements and any amendments.
9.   Access to estoppel certificates.
10.  Access to lease abstracts.
11. Access to all invoices for expenses and capital improvements in the Audited Year.
12. Copies of all insurance documentation for the Audited Year and any subsequent year.
13. Copies of accounts receivable aging as of the end of the Audited Year and explanation for all accounts over 30 days past due.

                                    EXHIBIT C
                                    ---------

                              LIST OF MAJOR TENANTS
                              ---------------------

Building A:

Citadel Broadcasting Company
Sprint Communications Company LP
Parker, Nelson & Arin
Dowling Myers and Helm, LLP

Building B:

Vantas Las Vegas, Inc.
J & H Marsh McLennan
Early & Savage, P.C.
Gage and Gage LLP
National City Mortgage Company
Fremont Indemnity Company

                                    EXHIBIT D

                          FORM OF SPECIAL WARRANTY DEED
                          -----------------------------

                              SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED, made as of the     day of,       200 , between CITY
                                           ---         ------   -
CENTER WEST DEVELOPMENT, LLC, a Nevada limited liability company, ("Grantor"), and TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company whose legal address is 1551 N. Tustin Avenue, Suite 650, Santa Ana, California 92705 ("Grantee").

          WITNESSETH, that Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey and confirm, unto Grantee, its successors and assigns forever, all the real property, together with improvements, if any, situate, lying and being in the County of Clark, State of Nevada, as more particularly described on Exhibit A attached hereto and
                                          ---------
incorporated herein by this reference (the "Land"), together with any and all hereditaments, easements, appendages, ways, privileges and appurtenances, if any, belonging to or inuring to the benefit of Grantor or the Land or pertaining to the Land; any strips or gores adjoining or adjacent to the Land; any land lying in the bed of any street, road, avenue, way or boulevard, open or proposed, in front of or adjoining the Land; any award for damage to the Land attributable to periods from and after the date of this deed by reason of any change of grade in any street, road, avenue, way or boulevard, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof; and all the estate, right, title, interest, claim and demand whatsoever of Grantor, either in law or equity, of, in and to the Land (the "Real Estate"), subject only to the matters set forth on Exhibit B attached hereto and incorporated
                                 ---------
herein by this reference ("Permitted Exceptions").

          TO HAVE AND TO HOLD the said Real Estate above bargained and described with the appurtenances, unto Grantee, its successors and assigns forever. Grantor, for itself, its successors and assigns, does covenant and agree that it shall and will WARRANT AND FOREVER DEFEND the Real Estate in the quiet and peaceable possession of Grantee, its successors and assigns, against all and every person or persons claiming or to claim the whole or any part thereof by, through, or under Grantor, except for the Permitted Exceptions.

     IN WITNESS WHEREOF, this Special Warranty Deed is executed by Grantor the day and year first above written.

          GRANTOR:

          CITY CENTER WEST DEVELOPMENT, LLC,
          a Nevada limited liability company

               By:  Las Vegas Development #1, LLC, a
                    Nevada limited liability company, Member

                    By:  The Pauls Corporation, LLC, a
                         Colorado limited liability company, Manager


                         By:
                             ----------------------------------------
                             William B. Pauls, President

STATE OF COLORADO       )
                        )ss.
COUNTY OF ADAMS         )

     The foregoing instrument was acknowledged before me this              day
                                                              ------------
of     , 200 , by William B. Pauls, as President of The Pauls Corporation, LLC,
   ----     -
a Colorado limited liability company, as Manager of Las Vegas Development #1, LLC, a Nevada limited liability company, as Member of City Center West Development, LLC, a Nevada limited liability company.

     WITNESS my hand and official seal.

     My commission expires
                           -----------------------.


                                                --------------------------------
                                                  Notary Public

                                    EXHIBIT A
                                    ---------
                                       TO
                                       --
                              SPECIAL WARRANTY DEED
                              ---------------------

                                LEGAL DESCRIPTION
                                -----------------

                 (to be determined upon completion of the Plat)

                                    EXHIBIT B
                                       TO
                                       --
                              SPECIAL WARRANTY DEED
                              ---------------------

                              PERMITTED EXCEPTIONS
                              --------------------

1.   Taxes and assessments for the year 200  and subsequent years, a lien not
                                           -
     yet due and payable.

2.   All rights of the Tenants under the Leases.

3. The following matters: (Permitted Exceptions to be inserted from applicable Title Commitment).

                                    EXHIBIT E
                                    ---------

                              FORM OF BILL OF SALE
                              --------------------

                                  BILL OF SALE

     FOR VALUE RECEIVED, CITY CENTER WEST DEVELOPMENT, LLC, a Nevada limited liability company ("Seller"), hereby assigns and transfers to TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company ("Purchaser"), all of Seller's right, title and interest in and to all of the following personal property (collectively, the "Tangible Personal Property"):

          Building Equipment and all other items of tangible personal property, if any, owned by Seller and located on and used in connection with the operation, maintenance or ownership of the "Real Property," as such term is defined in that certain Real Estate Purchase Agreement dated
          October                , 2001 between Seller and Purchaser (the
                  ---------------
          "Purchase Agreement").

PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS, WARRANTIES, PROVISIONS, COVENANTS, AND AGREEMENTS OF SELLER EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROVISIONS, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR, CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE TANGIBLE PERSONAL PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE TANGIBLE PERSONAL PROPERTY, (C) THE SUITABILITY OF THE TANGIBLE PERSONAL PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE TANGIBLE PERSONAL PROPERTY OF ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE TANGIBLE PERSONAL PROPERTY, (F) THE MANNER OR QUALITY, OR THE CONSTRUCTION OF, MATERIALS, IF ANY, INCORPORATED INTO THE TANGIBLE PERSONAL PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE TANGIBLE PERSONAL PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE TANGIBLE PERSONAL PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO SELLER WARRANTIES AND REPRESENTATIONS CONTAINED IN THE REAL ESTATE PURCHASE AGREEMENT BETWEEN PURCHASER AND SELLER WITH RESPECT TO THE TANGIBLE PERSONAL PROPERTY AND SUBJECT TO PURCHASER'S REMEDIES FOR FRAUD, SALE OF THE TANGIBLE PERSONAL PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS.

     Assignor agrees to execute such other documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Bill of Sale.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of
             ,200 .
-------------    -

SELLER:
------

CITY CENTER WEST DEVELOPMENT, LLC,
a Nevada limited liability company


     By: Las Vegas Development #1, LLC, a
         Nevada limited liability company, Member


         By: The Pauls Corporation, LLC, a
             Colorado limited liability company, Manager


             By:
                 ---------------------------------
                 William B.Pauls, President

                                    EXHIBIT F
                                    ---------

                           FORM OF BLANKET ASSIGNMENT
                           --------------------------

                               BLANKET ASSIGNMENT

     THIS BLANKET ASSIGNMENT (this "Assignment") is made and entered into as of this___day of____________ , 200_ , by and between CITY CENTER WEST DEVELOPMENT, L.L.C., a Nevada limited liability company ("Assignor"), and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("Assignee").

     WHEREAS, Assignor, as seller, and Assignee, as buyer, have entered into
that certain Real Estate Purchase Agreement dated as of October      , 2001 (the
                                                               -----
"Purchase Agreement").

     WHEREAS, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in and to the Assigned Property (defined below) as hereinafter provided.

     NOW, THEREFORE, in accordance with the Purchase Agreement and in consideration of the sum of Ten Dollars ($10.00), the sufficiency and receipt of which are hereby acknowledged, the parties do hereby covenant and agree as follows and take the following actions:

     1. Defined Terms. Unless otherwise defined herein, all initially
        -------------
capitalized words used herein shall have the same meaning ascribed to them in the Purchase Agreement.

     2. Assignment. Assignor does hereby grant, bargain, sell, assign, convey
        ----------
and transfer to Assignee all of Assignor's right, title and interest in and to the following property, if any, to the fullest extent any such property may exist (collectively, the "Assigned Property"):

          2.1 Any and all assignable and transferable warranties and guaranties applicable to the design, installment or construction of the Improvements, if any (the "Warranties and Guarantees");

          2.2 Any and all assignable and transferable governmental licenses, permits, and certificate of occupancy in effect as of the date of this Assignment which are applicable to the ownership, use, or occupancy of the Property, if any (the "Licenses and Permits"),

          2.3 Any and all assignable contracts applicable to the Property, if any (the "Assumed Contracts");

          2.4 Any and all assignable and transferable trademarks, logos and other marks or trade or business names relating to the ownership, development, use, operation, leasing and management of the Property, if any, including the right to use the name "Dry Creek Centre" in connection with the ownership and operation of the Property, if any (the "Intangible Property");

          2.5 Any and all assignable and transferable architectural, structural, mechanical or engineering drawings, plans, or specifications for the Improvements and any assignable and transferable topographical, grading, or drainage plans or surveys for the Land if any (the "Plans");

          2.6 Any and all assignable and transferable utility deposits held on behalf of Assignor by utility companies with respect to the Property, if any (the "Utility Deposits").

     3. Assumption of Assumed Contracts by Assignee. Assignee hereby assumes and
        -------------------------------------------
agrees to perform all of the duties and obligations of Assignor under the Assumed Contracts (if any) but only to the extent such duties and obligations accrue on or after the date of this Assignment (i.e., do not arise out of conduct, acts or failures to act, circumstances or events which took place prior to the date of this Assignment) and during the period of Assignee's ownership of the property subject to the Assumed Contracts.

     4. Further Assurances. Assignor and Assignee agree to execute such other
        ------------------
documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Agreement.

     5. Governing Law. This Assignment shall be governed by and construed in
        -------------
accordance with the laws of the State of Colorado.

     6. Successors and Assigns. This Assignment shall be binding upon and shall
        ----------------------
inure to the benefit of Assignor and Assignee and their respective personal representatives, heirs, successors and assigns.

     7. Counterparts. This Assignment may be signed in multiple counterparts
        ------------
which, when signed by all parties, shall constitute a binding agreement.

     8. As-Is. ASSIGNEE ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE
        -----
REPRESENTATIONS, WARRANTIES, PROVISIONS, COVENANTS, AND AGREEMENTS OF ASSIGNOR EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROVISIONS, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR, CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSIGNED PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE ASSIGNED PROPERTY, (C) THE SUITABILITY OF THE ASSIGNED PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH ASSIGNEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE ASSIGNED PROPERTY OF ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY,

(E) THE MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSIGNED PROPERTY, (F) THE MANNER OR QUALITY, OR THE CONSTRUCTION OF, MATERIALS, IF ANY, INCORPORATED INTO THE ASSIGNED PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE ASSIGNED PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE ASSIGNED PROPERTY. ASSIGNEE FURTHER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO ASSIGNOR WARRANTIES AND REPRESENTATIONS CONTAINED IN THE PURCHASE AGREEMENT WITH RESPECT TO THE ASSIGNED PROPERTY AND SUBJECT TO ASSIGNEE'S REMEDIES FOR FRAUD, SALE OF THE ASSIGNED PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS.

     IN WITNESS WHEREOF, this Assignment has been executed by the parties as of the date first above written.

ASSIGNOR:
--------

CITY CENTER WEST DEVELOPMENT, LLC,
a Nevada limited liability company

     By: Las Vegas Development #1, LLC, a
         Nevada limited liability company, Member

         By: The Pauls Corporation, LLC, a
             Colorado limited liability company, Manager


             By:
        `       -----------------------------
                William B. Pauls, President

ASSIGNEE:
---------

TRIPLE NET PROPERTIES, L.L.C.,
a Virginia limited liability company


By:
      --------------------------------
Name:
      --------------------------------
Title:
      -------------------------------

                                    EXHIBIT G
                                    ---------

                   FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES
                   -------------------------------------------

                       ASSIGNMENT AND ASSUMPTION OF LEASES

     THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") is made this
       day of              , 200 , by and between CITY CENTER WEST DEVELOPMENT,
------        -------------     -
LLC, a Nevada limited liability company ("Assignor"), and TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company ("Assignee").

     For valuable consideration, receipt of which is acknowledged, Assignor and Assignee agree as follows:

     1.   Assignment and Assumption.
          -------------------------

          (a) Assignor hereby assigns and transfers to Assignee all right, title and interest of Assignor in, to and under (i) the leases listed on Schedule A
                                                                   ----------
attached hereto, as the same may have been amended or modified (collectively, the "Leases"), including, without limitation, all prepaid rents, impounds, and security deposits made in connection with the Leases, (ii) any and all guarantee(s) of the tenant's or lessee's obligations under the Leases (the "Lease Guarantees"), and (iii) any letters of credit and/or cash serving as a security deposit from any tenant under the Leases.

          (b) Assignee hereby accepts the foregoing assignment, and agrees to perform all of the covenants and agreements in the Leases to be performed by the landlord thereunder that accrue from and after the date of this Assignment, including, any and all obligations with respect to the return of the security deposits.

     2.   Indemnification.
          ---------------

          (a) Assignor shall indemnify and defend Assignee against and hold Assignee harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively "Claims") caused by any failure by Assignor to perform any of its obligations as the landlord under the Leases prior to the date of this Assignment (i.e., those which arise out conduct, acts or failures to act, circumstances or events taking place prior to the date of this Assignment).

          (b) Except as set forth in Section 2(a) of this Assignment, Assignee shall indemnify and defend Assignor against and hold Assignor harmless from any Claims caused by Assignee's failure to perform any of its obligations as the landlord under the Leases on or after the date of this Assignment (i.e., do not arise out conduct, acts or failures to act, circumstances or events taking place prior to the date of this Assignment).

     3. Further Assurances. Assignor and Assignee agree to execute such other
        ------------------
documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

     4. Governing Law. This Assignment shall be governed by and construed in
        -------------
accordance with the laws of the State of Colorado.

     5. Successors and Assigns. This Assignment shall be binding upon and shall
        ----------------------
inure to the benefit of Assignor and Assignee and their respective personal representatives, heirs, successors and assigns.

     6. Counterparts. This Assignment may be signed in multiple counterparts
        ------------
which, when signed by all parties, shall constitute a binding agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.

ASSIGNOR:
--------

CITY CENTER WEST DEVELOPMENT, LLC,
a Nevada limited liability company

     By: Las Vegas Development #1, LLC, a
         Nevada limited liability company, Member

         By: The Pauls Corporation, LLC, a
             Colorado limited liability company, Manager


             By:
                 ----------------------------------
                 William B. Pauls, President

ASSIGNEE:
--------

TRIPLE NET PROPERTIES, L.L.C.,
a Virginia limited liability company


By:
     ---------------------------------------
Name:
     ---------------------------------------
Title:
     ---------------------------------------

                                   SCHEDULE A
                                   ----------
                                       TO
                                       --
                              ASSIGNMENT OF LEASES
                              --------------------

                                 LIST OF LEASES
                                 --------------

                               FIRST AMENDMENT TO
                         REAL ESTATE PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT (this "Amendment") is made to be effective as of the 27th day of November, 2001 by and between CITY CENTER WEST DEVELOPMENT, LLC, a Nevada limited liability company ("Seller"), and TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company ("Purchaser').

                                    Recitals

     This Amendment is made with reference to the following facts:

     A, Pursuant to a Real Estate Purchase Agreement dated as of October 30, 2001 (the "Purchase Agreement"), Purchaser agreed to purchase, and Seller agreed to sell, the improved real property located in Las Vegas, Nevada commonly known as "City Center West" and more particularly described in the Purchase Agreement (the "Property").

     B. The "Financing Deadline" contemplated by Section 8 of the Purchase Agreement expired on November 20, 2001, and Purchaser did not exercise its right to terminate the Purchase Agreement pursuant to such Section. Purchaser failed, however, to timely deliver the additional deposit required pursuant to Section 2(a) of the Purchase Agreement (the "Section 2(a) Deposit") following expiration of the Financing Deadline.

     C. Purchaser has requested that Seller extend the deadline by which Purchaser must deliver the Section 2(a) Deposit in order to retain its rights under the Purchase Agreement, and Seller is willing to so extend such deadline, on the terms and subject to the conditions set forth in this Amendment.

                                    Amendment

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Purchaser and Seller hereby agree as follows:

     1. Definitions. Any initially capitalized term not otherwise defined
        -----------
herein shall have the same meaning in this Amendment as ascribed to such term in the Purchase Agreement.

     2. Expiration of Financing Deadline. Purchaser hereby acknowledges and
        --------------------------------
agrees that the Financing Deadline contemplated by Section 8 of the Purchase Agreement has expired, and as a result, the financing contingency set forth in such Section is now deemed satisfied or waived by Purchaser, such that

Purchaser has no further right to terminate the Purchase Agreement pursuant to such Section.

     3. Payment of Section 2(a) Deposit. Contemporaneously with the execution of
        -------------------------------
this Amendment by Purchaser, Purchaser shall forward by wire transfer of immediately available funds to Title Company the sum of One Hundred Thousand and No/100 Dollars ($100,000.00) as partial payment of the $250,000.00 Section 2(a) Deposit, which payment must be received by Title Company not later than 12:00 p.m. MST on Wednesday, November 28, 2001. Such payment shall be held by Title Company with the Initial Earnest Money in accordance with the provisions of
Section 2(a) of the Purchase Agreement, and shall be non-refundable to Purchaser in all instances other than as a result of (i) Seller's failure to convey title to the Building B Parcel to Purchaser at the Building B Closing, or (ii) a termination of the Purchase Agreement pursuant to Sections 6, 7, 12 or 13 of the Purchase Agreement, but shall be applied to the Building B Purchase Price at the Building B Closing as contemplated by Section 2(a) of the Purchase Agreement. Purchaser shall deliver the sum of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00), representing the balance of the $250,000.00 Section 2(a) Deposit, to Title Company not later than 5:00 p.m. MST on Friday, November 30, 2001. Such additional payment shall likewise be held by Title Company with the Initial Earnest Money in accordance with the provisions of Section 2(a) of the Purchase Agreement, and shall be nonrefundable to Purchaser in all instances other than as a result of (x) Seller's failure to convey title to the Building B Parcel to Purchaser at the Building B Closing, or (y) a termination of the Purchase Agreement pursuant to Sections 6, 7, 12 or 13 of the Purchase Agreement, but shall be applied to the Building B Purchase Price at the Building B Closing as contemplated by Section 2(a) of the Purchase Agreement. In the event that Purchaser fails to timely deliver either of the payments contemplated by this Paragraph 3, the Purchase Agreement shall automatically terminate and shall be of no further force or effect, all funds currently then held by Title Company shall be immediately released to Seller as liquidated damages payable as a result of Purchaser's breach of this Amendment and the Purchase Agreement, and thereafter the parties shall be relieved from any further obligation or liability to the other with respect to the purchase and sale of the Property other than those obligations which expressly survive termination of the Purchase Agreement. Purchaser hereby irrevocably authorizes Title Company to immediately release such funds to Seller in accordance with the foregoing in the event that Purchaser does not timely deliver such payments are required herein.

     4. No Further Amendment. Except as expressly amended and modified hereby,
        --------------------
the Purchase Agreement remains unmodified and in full force and effect as of the date hereof, and is hereby confirmed, ratified and incorporated in full herein by this reference.

     5. Counterparts; Facsimile Signatures. This Amendment may be executed in
        ----------------------------------
two or more identical counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. A facsimile transmitted copy of this Amendment executed by a party shall be accepted as an original signature.

     IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first set forth above.

SELLER:

CITY CENTER WEST DEVELOPMENT, LLC, a
Nevada limited liability company


By:  Las Vegas Development #1, LLC, a
     Nevada limited liability company,
     Member


     By:  The Pauls Corporation, LLC, a
          Colorado limited liability company,
          Manager


          By.
               -----------------------------
               William B. Pauls
               President


PURCHASER:

TRIPLE NET PROPERTIES, L.L.C.,
Virginia limited liability company


By:    /s/ Anthony W. Thompson
       --------------------------------------
Name:  Anthony W. Thompson
Title: President

                               SECOND AMENDMENT TO
                         REAL ESTATE PURCHASE AGREEMENT

     THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT (this "Amendment") is made to be effective as of the 1st day of March, 2002 by and between CITY CENTER WEST DEVELOPMENT, LLC, a Nevada limited liability company ("Seller"), and TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company ("Purchaser").

                                    Recitals

     This Amendment is made with reference to the following facts:

     A. Pursuant to a Real Estate Purchase Agreement dated as of October 30, 2001, as amended by a First Amendment to Real Estate Purchase Agreement dated as of November 27, 2001 (as so amended, the "Purchase Agreement"), Purchaser agreed to purchase, and Seller agreed to sell, the improved real property located in Las Vegas, Nevada commonly known as "City Center West" and more particularly described in the Purchase Agreement (the "Property").

     B. Purchaser, through an affiliated entity, completed the purchase of that portion of the Property referred to in the Purchase Agreement as "Building B" on January 25, 2002, after exercising each of the extension options granted by Seller to Purchaser pursuant to Section 9 (b) of the Purchase Agreement (the "Extension Options"). Purchaser has no further right to extend the "Closing Date" for the "Building A Closing" (as such terms are defined in the Purchase Agreement).

     C. The last of Purchaser's Extension Options expires on March 1, 2002. Notwithstanding Purchaser's previous exercise of all of its Extension Options under the Purchase Agreement, Purchaser has requested that Seller further extend the Closing Date for the Building A Closing, and Seller is willing to so extend such Closing Date, on the terms and subject to the conditions set forth in this Amendment.

                                    Amendment

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Purchaser and Seller hereby agree as follows:

     1. Definitions. Any initially capitalized term not otherwise defined herein
        -----------
shall have the same meaning in this Amendment as ascribed to such term in the Purchase Agreement.

     2. Extension of Building A Closing Date. The Closing Date for the Building
        ------------------------------------
A Closing is hereby extended until March 15, 2002 (the "Outside Closing Date"). Notwithstanding the foregoing, Purchaser shall have the right to effect the Building A Closing prior to the Outside Closing Date upon written notice to Seller (the "Closing Notice") specifying the date on which Purchaser desires to effect the Building A Closing. To be effective, the Closing Notice must be received by Seller and Seller's counsel not later than 3:00 p.m., MST, on the business day prior to the date on which Purchaser desires to effect the Building A Closing. Purchaser further agrees that the Building A Closing must be completed, and proceeds payable to or at the direction of Seller (the "Seller Funds") received by Seller and Seller's Lender, not later than 12:00 p.m. MST on the date that the Building A Closing occurs (the "Wiring Deadline"); in the event that the Seller Funds have not been received by Seller and Seller's Lender prior to the expiration of the Wiring Deadline, the Building A Closing shall be deemed to have occurred as of the next business day following the expiration of the Wiring Deadline, and all prorations and closing adjustments shall be calculated as of such date. Purchaser hereby acknowledges and agrees that Purchaser shall have no further right to extend the Closing Date for the Building A Closing.

     3. Consideration for Extension. In consideration of Seller's agreement to
        ---------------------------
further extend the Closing Date for the Building A Closing pursuant to Section 2 above, contemporaneously with the execution of this Amendment by Purchaser, Purchaser shall forward to Title Company irrevocable instructions to Title Company (the "Release Instructions") authorizing and directing Title Company to immediately release to Seller the balance of the Earnest Money, in the amount of One Million and No/100 Dollars ($1,000,000.00), currently held by Title Company as Purchaser's earnest money deposit against the Building A Purchase Price (the "Remaining Deposit"). The Remaining Deposit shall be nonrefundable to Purchaser in all instances other than as a result of (i) Seller's failure to convey title to the Building A Parcel to Purchaser or Purchaser's designee at the Building A Closing, or (ii) a termination of the Purchase Agreement pursuant to Section 12 or 13 thereof, but shall be applied to the Building A Purchase Price at the Building A Closing. As additional consideration for Seller's agreement to further extend the Closing Date for the Building A Closing pursuant to Section 2 above, at the Building A Closing, Purchaser shall pay to Seller an amount equal to the amount of billed but uncollected charges due from tenants of Building A and Building B for 2001 common area maintenance charges, taxes and similar items payable by tenants under the Leases.

     4. Revocation of Agreement to Extend. Purchaser expressly acknowledges and
        ---------------------------------
agrees that time is of the essence hereof. In the event that Purchaser fails to timely deliver the Release Instructions, such that the Remaining Deposit may be wired by Title Company to Seller not later than 2:00 p.m., California time, on March 1, 2002, (i) Seller's agreement to extend the

Closing Date for the Building A Closing as contemplated by this Amendment shall be deemed immediately and automatically revoked, rescinded and of no further force or effect, (ii) Purchaser shall be in default in the performance of its obligations hereunder and under the Purchase Agreement, (iii) the Purchase Agreement shall be deemed terminated and likewise of no further force or effect,
(iv) Title Company shall be authorized and directed to immediately release the Remaining Deposit to Seller in payment of Seller's liquidated damages pursuant to Section 14 (a) of the Purchase Agreement, and (v) thereafter the parties shall be relieved from any further obligation or liability to the other with respect to the purchase and sale of the Building A Parcel, other than those obligations which expressly survive termination of the Purchase Agreement.

     5. No Further Amendment. Except as expressly amended and modified hereby,
        --------------------
the Purchase Agreement remains unmodified and in full force and effect as of the date hereof, and is hereby confirmed, ratified and incorporated in full herein by this reference.

     6. Counterparts; Facsimile Signatures. This Amendment may be executed in
        ----------------------------------
two or more identical counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. A facsimile transmitted copy of this Amendment executed by a party shall be accepted as an original signature.

     IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first set forth above.

SELLER:

CITY CENTER WEST DEVELOPMENT, LLC, a
Nevada limited liability company

By:  Las Vegas Development #1, LLC,
     a Nevada limited liability company,
     Member

     By:  The Pauls Corporation, LLC, a
          Colorado limited liability company,
          Manager


          By:
                -----------------------------------
                Paul W. Powers
                Authorized Signatory

PURCHASER:

TRIPLE NET PROPERTIES, L.L.C.,
Virginia limited liability company


By:    /s/ Anthony W. Thompson
       --------------------------------------
Name:  Anthony W. Thompson
Title: President

                       ASSIGNMENT OF REAL ESTATE PURCHASE
                                   AGREEMENT

     THIS ASSIGNMENT OF REAL ESTATE PURCHASE AGREEMENT is made as of the 21st day of January, 2002, by TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company ("Assignor") to TREIT - CITY CENTER WEST A, LLC, a Nevada limited liability company ("TREIT") and to NNN CITY CENTER WEST A, LLC, a Nevada limited liability company ("NNN" and together with TREIT, each individually an "Assignee" and collectively, the "Assignees").

RECITALS
--------

     Assignor entered into that certain Real Estate Purchase Agreement dated October 30, 2001, as amended, with City Center West Development, LLC with respect to two buildings and a parking deck in Las Vegas, Nevada (the "Contract").

     Assignor desires to assign all of its rights, title and interest to purchase the Building A Parcel and Parcel B, as defined in the Contract (the "Property"), to Assignees as tenants-in-common.

AGREEMENT
---------

     FOR and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns its right to purchase an undivided 69.25% of the Property to TREIT and an undivided 30.75% of the Property to NNN, as tenants-in-common.

     Assignees hereby agree to assume Assignor's obligation under the Contract with respect to the Property.

     WITNESS the following signatures:

     ASSIGNOR:                         TRIPLE NET PROPERTIES, L.L.C.


                                       By: /s/ Anthony W. Thompson
                                           -------------------------------------
                                           Anthony W. Thompson
                                           President

     ASSIGNEES:                        TREIT - CITY CENTER WEST A, LLC

                                       By:  Triple Net Properties, L.L.C.,
                                            Manager


                                            By: /s/ Anthony W. Thompson
                                                -------------------------------
                                                Anthony W. Thompson
                                                President

                                       NNN CITY CENTER WEST A, LLC,

                                       By:  Triple Net Properties, L.L.C.,
                                            Manager


                                            By: /s/ Anthony W. Thompson
                                                --------------------------------
                                                Anthony W. Thompson
                                                President

                                       2